UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)
211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)
(609) 524-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4

Item 1.01 Entry Into a Material Definitive Agreements.
On September 30, 2009, NRG Energy, Inc. (“NRG”), Reliant Energy Power Supply, LLC (“REPS”), RERH Holdings, LLC (“RERH Holdings”), Reliant Energy Retail Holdings, LLC (“RERH”), Reliant Energy Retail Services, LLC(“RERS”), and RE Retail Receivables, LLC (“RERR,” and together with NRG, REPS, RERH Holdings, RERH and RERS, the “Sleeve Obligors”) (each such limited liability company, a wholly-owned subsidiary of NRG), executed an amendment and restatement (the “Credit Sleeve Amendment”) of the existing credit sleeve and reimbursement agreement (the “Existing Credit Sleeve”) with Merrill Lynch Commodities, Inc. (“ML Commodities”) and Merrill Lynch & Co., Inc. (“ML” and, together with ML Commodities, “Merrill Lynch”). The Credit Sleeve Amendment removes the liens associated with the Existing Credit Sleeve and brings NRG Retail LLC, REPS, RERH Holdings, RERH, RERS and RERR into the corporate collateral package. In connection with this transaction, NRG posted approximately $435 million of cash to Merrill Lynch and REPS’s counterparties, while Merrill Lynch has released their liens on approximately $300 million of unrestricted cash as well as $250 million of previously posted cash REPS generated since the May 1, 2009 acquisition by NRG. The posted funds were sourced from the June 5, 2009 bond issuance that raised net proceeds of approximately $678 million. NRG also made a make whole payment to Merrill Lynch on October 5, 2009, of $5 million in connection with the Credit Sleeve Amendment, and will make a second make whole payment of $5 million on or about January 4, 2010. The parties to the Credit Sleeve Amendment have agreed to settle the Outstanding Obligations and terminate the Credit Sleeve Amendment by April 30, 2010.
     The Credit Sleeve Amendment will be filed as an exhibit to NRG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.
     On October 5, 2009, NRG, the subsidiaries of NRG named in the Twenty-Third Supplemental Indenture (as hereinafter defined) (the “Existing Guarantors”), NRG Retail LLC, REPS, RERH Holdings, RERH, RERS and RERR (the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into a twenty-fourth supplemental indenture (the “Twenty-Fourth Supplemental Indenture”), supplementing the indenture, dated February 2, 2006 (the “Base Indenture”), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the “2014 Notes”), and as supplemented by a third supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a fifth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a seventh supplemental indenture, dated November 13, 2006 among NRG, the Existing Guarantors and the Trustee, a tenth supplemental indenture, dated July 19, 2007 among NRG, the Existing Guarantors and the Trustee, a thirteenth supplemental indenture, dated August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a sixteenth supplemental indenture, dated April 28, 2009, among NRG, the Existing Guarantors and the Trustee and a nineteenth supplemental indenture, dated May 8, 2009, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Twenty-Fourth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2014 Notes.
     On October 5, 2009, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a twenty-fifth supplemental indenture (the “Twenty-Fifth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the “2016 Notes”), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a sixth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee an eighth supplemental indenture, dated November 13, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, an eleventh supplemental indenture, dated July 19, 2007, among NRG, the Existing Guarantors and the Trustee, a fourteenth supplemental indenture, dated August 28, 2007, among NRG, the Existing Guarantors and the Trustee , a seventeenth supplemental indenture, dated April 28, 2009, among NRG, the Existing Guarantors and the Trustee and a twentieth supplemental indenture, dated May 8, 2009, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Twenty-Fifth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2016 Notes.

     On October 5, 2009, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a twenty-sixth supplemental indenture (the “Twenty-Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a ninth supplemental indenture, dated November 21, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the “2017 Notes”), and as supplemented by a twelfth supplemental indenture, dated July 19, 2007, among NRG, the Existing Guarantors and the Trustee, a fifteenth supplemental indenture, dated as of August 28, 2007, among NRG the Existing Guarantors and the Trustee, an eighteenth supplemental indenture, dated April 28, 2009, among NRG, the Existing Guarantors and the Trustee and a twenty-first supplemental indenture, dated May 8, 2009, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Twenty-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.
     On October 5, 2009, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the twenty-seventh supplemental indenture (the “Twenty-Seventh Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a twenty-second supplemental indenture, dated June 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee (the “Twenty-Second Supplemental Indenture”) pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “2019 Notes”), and as supplemented by a twenty-third supplemental indenture, dated July 14, 2009 (the “Twenty-Third Supplemental Indenture”) among NRG, the Guarantors and the Trustee,. Pursuant to the Twenty-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2019 Notes, and the definition of “Applicable Premium” in the Twenty-Second Supplemental Indenture was amended to cure certain ambiguities and to be consistent with the definition of “Applicable Premium” in the “Description of the Notes” section of NRG’s Prospectus Supplement, relating to the initial offering of the 2019 Notes, dated June 2, 2009.
     A copy of the Twenty-Fourth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Fifth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Sixth Supplemental Indenture is attached as Exhibit 4.31 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Seventh Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Twenty-Fourth Supplemental Indenture, Twenty-Fifth Supplemental Indenture, Twenty-Sixth Supplemental Indenture and Twenty-Seventh Supplemental Indenture is qualified in its entirety by reference to such exhibits.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
     The information set forth under Item 1.01 relating to the Credit Sleeve amendment is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

4.1	Twenty-Fourth Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2	Twenty-Fifth Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3	Twenty-Sixth Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4	Twenty-Seventh Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.

/s/ Michael Bramnick
Date: October 5, 2009	Name: Michael Bramnick
Title: Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Twenty-Fourth Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2	Twenty-Fifth Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3	Twenty-Sixth Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4	Twenty-Seventh Supplemental Indenture, dated October 5, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.